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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2001



                              EQUIDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      0-9922                  04-2608713
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

11770 Bernardo Plaza Court, Suite 351,
       San Diego, California                                         92128
(Address of principal executive offices)                           (Zip code)

                                 (858) 451-7001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On January 2, 2002, Equidyne Corporation (the "Company") announced that (i) effective as of December 28, 2001, it had appointed Marcus R. Rowan as Chief Executive Officer of the Company pursuant to an employment letter, dated as of December 26, 2001, between the Company and Mr. Rowan (the "Rowan Employment Letter") and (ii) effective as of December 31, 2001, it had appointed Mark C. Myers as President of the Company pursuant to an employment letter, dated as of December 26, 2001, between the Company and Mr. Myers ( the "Myers Employment Letter"). Copies of the Rowan Employment Letter and the Myers Employment Letter are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

     The following exhibits are filed as part of this Current Report on Form
8-K:

     Exhibit No.             Description

          10.1 Employment Letter, dated as of December 26, 2001, between Equidyne Corporation and Marcus R. Rowan

          10.2 Employment Letter, dated as of December 26, 2001, between Equidyne Corporation and Mark C. Myers




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 23, 2002

                            EQUIDYNE CORPORATION
                                         (Registrant)


                            By:    /s/ Marcus R. Rowan
                                   ---------------------------------------------
                                   Name:  Marcus R. Rowan
                                   Title:    Chief Executive Officer